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                                                                      ANNEX I



            AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT
                                       AND
                     AMENDMENT NO. 1 TO AMENDED AND RESTATED
                      HOLDCO GUARANTY AND PLEDGE AGREEMENT



               THIS AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT

AGREEMENT AND AMENDMENT NO. 1 TO AMENDED AND RESTATED HOLDCO GUARANTY AND PLEDGE AGREEMENT (this "AMENDMENT"), dated as of January 11, 2002, among Charles River Laboratories, Inc., a Delaware corporation (the "BORROWER"), Charles River Laboratories International, Inc. (f/k/a Charles River Laboratories Holdings, Inc.), a Delaware corporation ("HOLDCO"), Credit Suisse First Boston, as lead arranger, as sole book runner and as syndication agent (in such capacity, the "SYNDICATION AGENT ") for the Lenders (as defined below), and Fleet National Bank, as administrative agent (the "ADMINISTRATIVE AGENT") for the Lenders.


                               W I T N E S S E T H:


      WHEREAS, the Borrower, certain financial institutions (together with their respective successors and assigns, the "LENDERS"), the Syndication Agent and the Administrative Agent are parties to the Amended and Restated Credit Agreement, dated as of February 2, 2001 (as heretofore modified and supplemented and in effect from time to time, the "EXISTING CREDIT AGREEMENT" and as further amended hereby, the "CREDIT AGREEMENT");

      WHEREAS, Holdco and the Administrative Agent are parties to the Amended and Restated Holdco Guaranty and Pledge Agreement, dated as of February 6, 2001 (as heretofore modified and supplemented and in effect from time to time, the "EXISTING HOLDCO GUARANTY" and as further amended hereby, the "HOLDCO GUARANTY");

      WHEREAS, Holdco desires, among other things, to (a) issue up to $200,000,000 in aggregate principal amount of its convertible senior unsecured debentures that, subject to certain conditions set forth therein, may be converted to common stock of Holdco and (b) make a cash contribution and/or an intercompany loan of all of the net cash proceeds from such issuance to the Borrower;


      WHEREAS, the Borrower desires, among other things, to use the proceeds of such cash contribution and intercompany loan to (a) redeem and/or defease and redeem all of its outstanding Senior Subordinated Notes and (b) use any amount remaining following such redemption and/or defeasance and redemption for general corporate purposes; and


      WHEREAS, the Borrower and Holdco desire, and the Lenders are willing, on the terms and subject to the conditions hereinafter set forth, to amend the Existing Credit Agreement and the Holdco Guaranty as set forth herein to permit them to do so;


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      NOW, THEREFORE, the parties hereto hereby agree as follows:


                                    PART I DEFINITIONS


      SUBPART 1.1 CERTAIN DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):


      "ADMINISTRATIVE AGENT" is defined in the PREAMBLE.

      "AMENDMENT" is defined in the PREAMBLE.

      "AMENDMENT EFFECTIVE DATE" is defined in SUBPART 4.1.

      "BORROWER" is defined in the PREAMBLE.

      "CREDIT AGREEMENT" is defined in FIRST RECITAL.

      "EXISTING CREDIT AGREEMENT" is defined in the FIRST RECITAL.

      "EXISTING HOLDCO GUARANTY" is defined in the SECOND RECITAL.

      "HOLDCO" is defined in the PREAMBLE.

      "HOLDCO GUARANTY" is defined in the SECOND RECITAL.

      "LENDERS" is defined in the FIRST RECITAL.

      "SYNDICATION AGENT" is defined in the PREAMBLE.

      SUBPART 1.2 OTHER DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings set forth in the Existing Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Existing Credit Agreement shall from and after the Amendment Effective Date refer to the Credit Agreement.


                                     PART II

                     AMENDMENTS TO EXISTING CREDIT AGREEMENT


      Effective on (and subject to the occurrence of) the Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this
Part II. Except to the extent amended by this Amendment, the Existing Credit Agreement is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.


      SUBPART 2.1 AMENDMENTS TO ARTICLE I. Article I of the Existing Credit Agreement is amended as set forth in this Subpart 2.1.


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      (a) Section 1.1 of such Article is hereby amended by inserting the following definitions in such Section in the appropriate alphabetical order:


           "AMENDMENT NO. 2" means Amendment No. 2 to Amended and Restated Credit Agreement and Amendment No. 1 to Amended and Restated Holdco Guaranty and Pledge Agreement, dated as of January 11, 2002, among the Borrower, Holdco and the Agents, which amendment was consented to by the Lenders constituting the Required Lenders.


           "CONVERTIBLE SENIOR UNSECURED DEBENTURES" is defined in Section 5.9(b)(i) of the Holdco Guaranty and Pledge Agreement.


           "CONVERTIBLE SENIOR UNSECURED DEBENTURES CASH CONTRIBUTION" is defined in Section 5.9(b)(i) of the Holdco Guaranty and Pledge Agreement.


           "CONVERTIBLE SENIOR UNSECURED DEBT" means the Indebtedness evidenced by the Convertible Senior Unsecured Debentures, if any.


           "CONVERTIBLE SENIOR UNSECURED DEBT DOCUMENTS" means the Convertible Senior Unsecured Debentures and all other instruments, agreements or other documents evidencing or governing any Convertible Senior Unsecured Debt or pursuant to which any Convertible Senior Unsecured Debt has been issued.


           "DESIGNATED ACCOUNT" means a securities account (as defined in Section 8-501 of the UCC) maintained by a securities intermediary (as defined in Section 8-102(a)(14) of the UCC) satisfactory to Holdco and the Agents pursuant to the Designated Account Agreement.


           "DESIGNATED ACCOUNT AGREEMENT " means an account control agreement in form and substance satisfactory to the Agents, among Holdco, as debtor, the Administrative Agent, as secured party, and a securities intermediary (as defined in Section 8-102(a)(14) of the UCC) satisfactory to Holdco and the Agents, which agreement shall provide for, among other things, that
      (a) the Administrative Agent will have control (as defined in Section 8-106 of the UCC) over the Designated Account and the financial assets (as defined in Section 8-102(a)(9) of the UCC) credited thereto, (b) Holdco may only issue entitlement orders (as defined in Section 8-102(a)(8) of the UCC) to such securities intermediary that direct such securities intermediary to transfer or redeem and transfer any such financial asset to (i) pay the Convertible Senior Unsecured Debentures or (ii) the Borrower and (c) such securities intermediary shall agree (i) not to comply with any such entitlement order from Holdco following notice by the Administrative Agent to Holdco that an Event of Default has occurred, (ii) to follow any entitlement order issued to such securities intermediary by the Administrative Agent following the giving of such notice by the Administrative Agent, (iii) waive its right of set-off against the Designated Account and the assets therein and (iv) to treat all cash and all other property in the Designated Account as financial assets (as defined in Section 8-102(a)(9)(iii) of the UCC).


           "HOLDCO INTERCOMPANY LOAN" is defined in CLAUSE (L) of SECTION 7.2.2.


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           "HOLDCO INTERCOMPANY NOTE" is defined in clause (l) of Section 7.2.2.

           "SENIOR SUBORDINATED INDENTURE" means the Indenture, dated as of September 29, 1999, among the Borrower, the guarantors parties thereto and State Street Bank and Trust Company, as trustee.


      (b) The definition of "Debt" contained in Section 1.1 of such Article is hereby amended to insert the words "Holdco and" immediately following the words "the outstanding principal amount of all Indebtedness of" and immediately preceding the words "the Borrower and its Restricted Subsidiaries" in such definition.


      (c) Clause (vi) of the definition of "Excluded Equity Proceeds" contained in Section 1.1 of such Article is hereby amended and restated in its entirety to read as follows: "(vi) the issuance by Holdco of (A) any of its common stock to repay or prepay or effect the conversion of (1) the PAIC Subordinated Convertible Note in accordance with the proviso to CLAUSE (b) of SECTION 7.2.6 or (2) the Convertible Senior Unsecured Debentures in accordance with the terms thereof and (B) $16,500,000 of its common stock in connection with the Primedica Related Issuance,".


      (d) Clause (b)(iii) of the definition of "Fixed Charge Coverage Ratio" contained in Section 1.1 of such Article is hereby amended by deleting the clause reference "(c)(iii)(y) of SECTION 7.2.6" contained in such definition and inserting the clause reference "(c)(iii)(y)(II) of SECTION 7.2.6" in lieu thereof.


      (e) The last sentence of the definition of "Indebtedness" contained in
Section 1.1 of such Article is hereby amended by:


           (i) inserting the clause lettering "(x)" immediately following the words "the Indebtedness of any Person shall" and immediately preceding the words "include the Indebtedness of any partnership or joint venturer" in such sentence; and


           (ii) inserting the words "and (y) exclude the Senior Subordinated Debt and any Contingent Liabilities in respect thereof so long as, following the defeasance of the Senior Subordinated Debt pursuant to clause (y) of the proviso to SECTION 7.2.6(b), Sections 4.07, 4.08, 4.09, 4.11, 4.12, 4.14, 4.15, 4.16 and 4.17 of the Senior Subordinated Indenture are not binding upon the Borrower or any of its Restricted Subsidiaries" immediately following the words "such Person is liable for such Indebtedness)" and immediately preceding the period (".") at the end of such sentence.


      (f) The definition of "Interest Expense" contained in Section 1.1 of such
Article is hereby amended by inserting a new sentence at the end of such definition, which new sentence shall read in its entirety as follows:


      "Notwithstanding anything to the contrary herein, Interest Expense shall include interest expense of Holdco in respect of the Convertible Senior Unsecured Debentures but shall exclude interest expense of the Borrower in respect of the Holdco Intercompany Loan.


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      (g) Clause (a) of the definition of "Leverage Ratio" contained in Section
1.1 of such Article is hereby amended and restated in its entirety to read as follows:

            "(a) total Debt less the sum of (i) cash and Cash Equivalent Investments of the Borrower and its Restricted Subsidiaries on a consolidated basis outstanding at such time and (ii) cash and Cash Equivalent Investments of Holdco that are held in the Designated Account;".


      (h) The definition of "Loan Document" contained in Section 1.1 of such
Article is hereby amended to insert the words "the Designated Account Agreement," immediately following the words "each Pledge Agreement," and immediately preceding the words "the Subsidiary Guaranty" in such definition.


      (i) The definition of "Material Documents" contained in Section 1.1 of such Article is hereby amended by inserting the words ", the Convertible Senior Unsecured Debt Documents" immediately following the words "the Primedica Purchase Agreement " and immediately preceding the words "and the Senior Subordinated Debt Documents" in such definition.


      (j) Section 1.4 of such Article is hereby amended by inserting a new clauses (c) and (d) at the end of such Section, which new clauses (c) and (d) shall read in their entirety as follows:


           "(c) Notwithstanding anything to the contrary herein, cash and securities of the Borrower and its Restricted Subsidiaries that are deposited into an irrevocable trust in connection with the defeasance of the Senior Subordinated Notes in accordance with CLAUSE (y)(bb) of the proviso to CLAUSE (b) of SECTION 7.2.6 shall not constitute assets of the Borrower or such Restricted Subsidiary following the making of such deposit.


           (d) Notwithstanding anything to the contrary herein, in determining `the cash portion of Interest Expense (net of interest income)' for purposes of clause (b)(i) of the definition of the term `Excess Cash Flow', clause (b)(i) of the definition of the term `Fixed Charge Coverage Ratio' and clause (b)(i) of the definition of the term `Interest Coverage Ratio', interest income shall include interest income earned by Holdco.".


      SUBPART 2.2 AMENDMENTS TO ARTICLE VII. Section 7.2. of the Existing Credit Agreement is hereby amended as set forth in this Subpart 2.2.

      (a) Section 7.2.2 of the Existing Credit Agreement is hereby amended by:


           (i) inserting the words "until the date that such Indebtedness is defeased in accordance with CLAUSE (y)(bb) of the proviso to CLAUSE (b) of
      SECTION 7.2.6" immediately following the words "and subordinated guarantees thereof" and immediately preceding the semicolon (";") at the end of clause (e) of such Section;


           (ii) deleting the word "and" following the semicolon (";") at the end of clause (j) of such Section;


           (iii) deleting the period at the end of clause (k) of such Section and inserting the text "; and" in lieu thereof: and


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           (iv) inserting a new clause (1) to such Section immediately following clause (k) thereof, which new clause (l) shall read in its entirety as follows:


                "(1) unsecured Indebtedness of the Borrower owing to Holdco and consisting of one or more intercompany loans (collectively, the `HOLDCO INTERCOMPANY LOAN') made by Holdco to the Borrower with the net cash proceeds of the issuance of the Convertible Senior Unsecured Debt or pursuant to the proviso to Section 7.2.6(b)(i)(B) or Section 5.3 of the Holdco Guaranty and Pledge Agreement, which intercompany loans shall (A) not mature prior to the sixth anniversary of the issuance thereof and (B) be evidenced by a single promissory note (the `HOLDCO INTERCOMPANY NOTE') in form and substance reasonably satisfactory to the Agents which shall be duly executed and delivered to (and indorsed to the order of) the Administrative Agent in pledge pursuant to the Holdco Guaranty and Pledge Agreement;".


      (b) Clause (b) of Section 7.2.6 is hereby amended and restated in its entirety to read as follows:


           "(b) the Borrower will not, and will not permit any of its Restricted Subsidiaries to, (i) directly or indirectly make any payment or prepayment of principal of, or make any payment of interest on, (A) any Senior Subordinated Debt or the Indebtedness evidenced by the PAIC Subordinated Convertible Note on any day other than the stated, scheduled date for such payment or prepayment set forth in the Senior Subordinated Debt Documents or the PAIC Subordinated Convertible Note or which would violate the subordination provisions of such Senior Subordinated Debt Documents or the PAIC Subordinated Convertible Note or (B) the Holdco Intercompany Loan on any day other than payments of cash interest on the stated, scheduled date for such payment set forth in the Holdco Intercompany Note (PROVIDED, HOWEVER, that such payments of interest on the Holdco Intercompany Loan may only be made so long as no Default shall have occurred and be continuing on the date such payment is to be made and to the extent the proceeds of such payment are not concurrently applied by Holdco upon its receipt thereof to the payment of cash interest on the Convertible Senior Unsecured Debentures, Holdco shall make a cash contribution or an intercompany loan that is evidenced by the Holdco Intercompany Note, which cash contribution or intercompany loan, shall be in the amount of such proceeds not so applied to the payment of cash interest on the Convertible Senior Unsecured Debentures to the Borrower on the date such payment is made) or (ii) redeem, purchase or defease any Senior Subordinated Debt or Indebtedness evidenced by the PAIC Subordinated Convertible Note or the Holdco Intercompany Note; PROVIDED, HOWEVER, that all Indebtedness (whether consisting of principal or interest) that is evidenced by (x) the PAIC Subordinated Convertible Note may (A) be repaid or prepaid in accordance with the conversion provisions thereof so long as (1) no cash is paid by or on behalf of the Borrower in connection therewith and (2) the sole consideration for such repayment or prepayment is common stock of Holdco (such repayment or prepayment referred to herein as the `PAIC CONVERSION EVENT') or (B) be repaid or prepaid in cash with the proceeds of the issuance by Holdco of its Capital Stock so long as no Event of Default has occurred and is the n outstanding and (y) all (and not less than all) of the Senior Subordinated Notes may be (aa) redeemed and/or
      (bb) defeased and redeemed, in


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      each case, (I) in accordance with the terms and conditions set forth in the Senior Subordinated Debt Documents (including in the case of such defeasance and redemption, the applicable terms and conditions set forth in Section 8.04 of the Senior Subordinated Indenture) and pursuant to documentation in form and substance reasonably satisfactory to the Agents (which documentation shall be certified by an Authorized Officer of the Borrower as being true and complete), (II) with the proceeds of the Convertible Senior Unsecured Debentures Cash Contribution and/or the Holdco Intercompany Loan (other than the Holdco Intercompany Loans made pursuant to the proviso to SECTION 7.2.6(b)(i)(B)) and (III) so long as no Event of Default has occurred and is then continuing;".

      (c) Clause (c)(iii)(y) of Section 7.2.6 of the Existing Credit Agreement is hereby amended by inserting the words "(I) the Convertible Senior Unsecured Debentures and (II)" immediately following the words "make cash payments of interest with respect to" and immediately preceding the words "the Senior Discount Debentures in accordance with the terms thereof" contained in such clause.


                                    PART III
                     AMENDMENTS TO EXISTING HOLDCO GUARANTY


      Effective on (and subject to the occurrence of) the Amendment Effective Date, the Existing Holdco Guaranty is hereby amended in accordance with this
Part III. Except to the extent amended by this Amendment, the Existing Holdco Guaranty is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.


      SUBPART 3.1 AMENDMENTS TO ARTICLE I. Article I of the Holdco Guaranty is amended as set forth in this Subpart 3.1.

      (a) Section 1.1 of such Article is hereby amended by inserting the following definition in such Section in the appropriate alphabetical order:

            "PLEDGED NOTE" means the Holdco Intercompany Note or other promissory note issued in substitution therefor, as amended, modified or supplemented from time to time.

      (b) The definition of "Pledged Property" contained in Section 1.1 of such
Article is hereby amended to insert the words "the Pledged Note," immediately following the words "all other pledged shares of Capital Stock," and immediately preceding the words "all other securities" in such definition.

      SUBPART 3.2 AMENDMENTS TO ARTICLE II. Article II of the Existing Holdco Guaranty is amended as set forth in this Subpart 3.2.

      (a) Section 2.1 of such Article is hereby amended by as follows:

           (i) clauses (c), (d) and (e) of such Section are hereby relettered as clauses (d), (e) and (g), respectively;


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           (ii) a new clause (c) is hereby inserted in such Section immediately following clause (b) and immediately preceding such relettered clause (d) of such Section, which new clause (c) shall read in its entirety as follows:

                 "(c) the Pledged Note;";

           (iii) such relettered clause (e) is hereby amended by (A) inserting the words "interest," immediately following the words "all Dividends, Distributions," and immediately preceding the words "and other payments and rights" in such clause and (B) deleting the word "and" at the end of such clause; and

           (iv) a new clause (f) is hereby inserted in such Section immediately following relettered clause (e) and immediately preceding such relettered clause
(g) of such Section, which new clause (f) shall read in its entirety as follows:


                 "(f) the Designated Account, if any, all cash, securities, financial assets and other assets therein and all interest, earnings and proceeds in respect thereof;".

      (b) Section 2.3 of such Article is hereby amended by

           (i) inserting the words "and the Pledged Note" immediately following the words "including all Pledged Shares" and immediately preceding the words ", shall (to the extent" in such Section; and


           (ii) inserting the words "(and, in the case of the Pledged Note, endorsed to the order of)" immediately following the words "delivered to and held by or on behalf of" and immediately preceding the words "the Administrative Agent pursuant hereto" in such Section.


      (c) The last sentence of Section 2.5 of such Article is hereby amended by ins erting the words "and the Pledged Note" immediately following the words "representing or evidencing all Pledged Shares" and immediately preceding the words ", together with all other Collateral" in such Section.


      SUBPART 3.3 AMENDMENTS TO ARTICLE IV. Article IV of the Existing Holdco Guaranty is amended as set forth in this Subpart 3.3.

      (a) Section 4.1 of such Article is hereby amended by inserting the words "and the Pledged Note" immediately following the words "(including each pledge and delivery of Pledged Shares" and immediately preceding the words ") by Holdco to the Administrative Agent " in such Section.

      (b) Section 4.1.3 of such Article is hereby amended by and restated in its entirety to read as follows:

            "SECTION 4.1.3. VALID SECURITY INTEREST. The execution and delivery of this Agreement, together with (a) in the case of the Collateral (other than the Collateral


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      described in CLAUSE (f) of SECTION 2.1), the delivery of such Collateral to the Administrative Agent and (b) in the case of the Collateral described in CLAUSE (f) of SECTION 2.1, the execution and delivery to the Administrative Agent of the Designated Account Agreement by the parties thereto, is effective to create a valid, perfected, first-priority security interest in such Collateral and all proceeds thereof, securing the Secured Obligations, subject only to Liens of the type referred to in clauses (b), (d) and (g) of Section 7.2.3 of the Credit Agreement. Possession by the Administrative Agent of the Collateral (other than the Collateral described in CLAUSE (f) of SECTION 2.1) and the effectiveness of the Designated Account Agreement is the only action necessary to perfect or protect such security interest in all of the Collateral, subject to Section 9-315 of the U.C.C.

      (c) Section 4.1.4 of such Article is hereby amended by

           (i) inserting the words "THE PLEDGED NOTE AND THE DESIGNATED ACCOUNT" immediately following the words "AS TO PLEDGED SHARES" and immediately preceding the period (".") in the heading of such Section;

           (ii) inserting the clause lettering "(a)" immediately following the heading to such Section and immediately preceding the first sentence of such Section; and

           (iii) inserting new clauses (b) and (c) at the end of such Section, which new clauses (b) and (c) shall read in their entirety as follows:

                  "(b) The Pledged Note has been duly authorized, executed,
            endorsed, issued and delivered and is the legal, valid and binding obligation of the Borrower.

                  (c) The Administrative Agent shall have the right to apply any amount in the Designated Account to the payment of any Obligations which are due and payable or payable upon demand.".


      SUBPART 3.4 AMENDMENTS TO ARTICLE V. Article V of the Existing Holdco Guaranty is amended as set forth in this Subpart 3.4.


      (a) Section 5.3 of such Article is hereby amended by inserting (i) the words "the Pledged Note, all interest, principal and other proceeds with respect to the Pledged Note," immediately following the words "all Dividends and Distributions with respect thereto," and immediately preceding the words "and all other Collateral and other securities" in such Section and (ii) a new sentence at the end of such Section, which new sentence shall read in its entirety as follows:


      "Holdco further agrees that it shall not issue any entitlement orders to the securities intermediary at which the Designated Account is maintained; PROVIDED, HOWEVER, that Holdco may issue an entitlement order to such securities intermediary to transfer or redeem and transfer assets in the Designated Account to make (a) scheduled payments of cash interest in respect of the Convertible Senior Unsecured Debentures in the amount and on the date provided for in the Convertible Senior Unsecured Debentures so long as no Default has occurred and is then outstanding or would result therefrom and (b) cash


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      contributions or an intercompany loan that is evidenced by the Holdco
      Intercompany Note to the Borrower."


      (b) Section 5.6(b) of such Article is hereby amended by deleting the open square bracket ("[") and the close square bracket ("]") around the number "$5,000,000" in such Section.


      (c) Section 5.9(b)(i) of such Article is hereby amended by inserting the words ", unsecured Indebtedness in an aggregate principal amount not exceeding $200,000,000, which Indebtedness is evidenced by convertible senior unsecured debentures (the `CONVERTIBLE SENIOR UNSECURED DEBENTURES') of Holdco (PROVIDED, HOWEVER, that (A) all of the terms and provisions of the Convertible Senior Unsecured Debentures and the other Convertible Senior Unsecured Debt Documents shall be reasonably satisfactory to the Agents,
    (B) no Default or Event of Default shall have occurred and be then outstanding both immediately before and after such issuance, (C) after giving effect to such issuance (and the redemption by the Borrower of all or any of its Senior Subordinated Notes on the same day of such issuance), the Borrower shall be in PRO FORMA compliance with the covenants set forth in clauses (b), (c) and (d) of Section 7.2.4 of the Credit Agreement for the most recent full Fiscal Quarter immediately preceding the date of the making of such issuance (and redemptions) for which the relevant financial information has been delivered pursuant to clause (a) or clause (b) of
    Section 7.1.1 of the Credit Agreement, (D) Holdco shall have made (1) a cash contribution (the `CONVERTIBLE SENIOR UNSECURED DEBENTURES CASH CONTRIBUTION') and/or (2) the Holdco Intercompany Loan to the Borrower using all of the net cash proceeds from such issuance to the Borrower upon Holdco's receipt of such proceeds (PROVIDED, HOWEVER, that Holdco may withhold from the funding of the Convertible Senior Unsecured Debentures Cash Contribution and the Holdco Intercompany Loan, (i) a portion of such net cash proceeds in an amount not exceeding the amount of cash required to make the first scheduled payment of cash interest on the Convertible Senior Unsecured Debentures or (ii) any amount of such net cash proceeds so long as such net cash proceeds are placed in the Designated Account (PROVIDED FURTHER, HOWEVER, that if the Senior Subordinated Notes are or are to be redeemed and/or defeased and redeemed at any time, Holdco shall (in the case of any amounts held in the Designated Account, to the extent permitted under CLAUSE (b) of the proviso to the last sentence of SECTION 5.3) make a cash contribution of such withheld cash to the Borrower concurrent with such redemption and/or defeasance and redemption in an amount necessary to effect such redemption and/or defeasance and redemption and such cash contribution shall be deemed to constitute proceeds of the Convertible Senior Unsecured Debentures Cash Contribution for purposes of the Credit Agreement)) and (E) prior to or concurrent with the issuance of such Convertible Senior Unsecured Debentures, an Authorized Officer of Holdco shall have provided the Agents with a certificate certifying that (1) attached thereto are true and complete copies of the Convertible Senior Unsecured Debentures and all other Convertible Senior Unsecured Debt Documents, together with such notes and documents, (2) after giving effect to such issuance (and all redemptions by the Borrower of its Senior Subordinated Notes on the same day of such issuance), the Borrower shall be in PRO FORMA compliance with the covenants set forth in clauses (b), (c) and
    (d) of Section 7.2.4 of the Credit Agreement for the most recent full Fiscal Quarter immediately preceding the date of the making of such issuance (and redemptions) for which the relevant financial information has been delivered pursuant to clause (a) or clause (b) of Section 7.1.1 of the Credit Agreement, together with calculations in support thereof (in form and detail reasonably satisfactory to the Agents) and (3) no Default or Event of Default has or will have occurred and be then outstanding both immediately before and


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after such is suance)" immediately following the words "unsecured Indebtedness in respect of the Seller Subordinated Discount Note of Holdco" and immediately preceding the words "or other Indebtedness consented to by the Required Lenders" contained at the end of such Section.


      (d) Section 5.9(b)(v) of such Article is hereby amended by deleting the words "any schedules, exhibits or agreements related thereto, in each case" contained therein and inserting the words "any Convertible Senior Unsecured Debenture or any other Convertible Senior Unsecured Debt Document" in lieu thereof.


      (e) Section 5.9(b)(vi) of such Article is hereby amended by inserting the words "(b) (so long as such Investment is maintained in the Designated Account) or" immediately following the words "an Investment of the type referred to in clause" and immediately preceding the words "(g) of Section 7.2.5 of the Credit Agreement" in such Section.


                                     PART IV
                           CONDITIONS TO EFFECTIVENESS

      SUBPART 4.1 AMENDMENT EFFECTIVE DATE. This Amendment shall become effective as of the date (the "AMENDMENT EFFECTIVE DATE") when the Agents shall have received counterparts of this Amendment, duly executed by the Borrower, Holdco, the Syndication Agent and the Administrative Agent on behalf of the Required Lenders who shall have delivered to the Administrative Agent their written consent to the amendments, as explicitly set forth herein and subject to the terms hereof.


                                    PART V MISCELLANEOUS

      SUBPART 5.1 EXPENSES. The Borrower hereby agrees to pay and reimburse the Agents for all of their respective reasonable fees and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and related documents, including all reasonable fees and disbursements of Mayer, Brown & Platt, counsel to the Agents.


      SUBPART 5.2 BORROWER AND HOLDCO REPRESENTATIONS AND WARRANTIES. The delivery of an executed counterpart hereof by each of the Borrower and Holdco shall constitute a representation and warranty by each such Obligor that:


            (a) on the Amendment Effective Date, after giving effect to this Amendment, (i) all representations, warranties and other statements set forth in Article VI of the Existing Credit Agreement and Article IV of the Existing Holdco Guaranty, as then amended by this Amendment, are true and correct in all material respects as of such date, except to the extent that such representation, warranty or statement expressly relates to an earlier date (in which case such representation, warranty or statement shall have been true and correct in all material respects on and as of such earlier date) and (ii) no Default has occurred and is then continuing; and


            (b) this Amendment constitutes the legal, valid and binding obligation of each of the Borrower and Holdco enforceable in accordance with its terms subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other


                                      11
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      similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

      SUBPART 5.3 LOAN DOCUMENT PURSUANT TO CREDIT AGREEMENT. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement, as amended hereby.

      SUBPART 5.4 SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

      SUBPART 5.5 COUNTERPARTS. This Ame ndment may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be an original and all of which shall constitute together but one and the same agreement.

      SUBPART 5.6 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.


                                      12
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      IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Amendment as of the date first above written.

BORROWER:                             CHARLES RIVER LABORATORIES, INC.


                                       By:___________________________________
                                           Name:
                                           Title:


HOLDCO:                               CHARLES RIVER LABORATORIES
                                        INTERNATIONAL, INC. (f/k/a Charles
                                        River Laboratories Holdings, Inc.)


                                       By:___________________________________
                                           Name:
                                           Title:


AGENTS :                              CREDIT SUISSE FIRST BOSTON, as
                                        Syndication Agent


                                       By:___________________________________
                                           Name:
                                           Title:



                                       By:___________________________________
                                           Name:
                                           Title:



                                      FLEET NATIONAL BANK, as Administrative
                                        Agent


                                       By:___________________________________
                                           Name:
                                           Title:



                                       S-1